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                                                                 EXHIBIT 10.22

                           WORLDWIDE WIRELESS, INC.
                     Form of Warrants Outstanding (Form B)



                  Date (as of)               No. of Shares
                  ------------               -------------
                    8/29/96                     37,500
                    8/29/96                      7,500
                    8/29/96                     15,000
                    TOTAL:                      60,000




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                                 EXHIBIT 10.22


THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW, AND ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS WARRANT.


                           WORLDWIDE WIRELESS, INC.

                                    WARRANT

                   to Purchase 7,500 shares of Common Stock

                                                  Dated as of: August 29, 1996

         Worldwide Wireless, Inc., a Delaware corporation with offices located at 6 East 43rd Street, New York, New York 10017 (the "Company"), for value received, hereby certifies that ___________________, or registered assigns, is entitled to purchase from the Company, during the two-year period commencing on the date hereof, 7,500 duly authorized, validly issued, fully paid and nonassessable shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at a purchase price of $3.00 per share (the "Initial Warrant Price"), subject to the terms, conditions and adjustments set forth below in this Warrant.

         This Warrant is one of the warrants to purchase Common Stock (the "Warrants") issued by the Company in connection with the issuance and sale by the Company in a private placement to accredited investors (the "Private Placement") of $330,000 principal amount of 10% promissory notes of the Company and Warrants to purchase 82,500 shares of Common Stock.

         Certain capitalized terms used in this Warrant are defined in Section
6.

         1.  Exercise of Warrant.

         1.1 Manner of Exercise. This Warrant may be exercised by the holder hereof, from time to time in whole or in part, during normal business hours on any business day by surrender of this Warrant to the Company at the office of the Company listed above, accompanied by a subscription in substantially the form annexed hereto duly executed by such holder and by payment, in cash or certified or official bank check payable to the order of the Company (or by any combination such methods) in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such subscription by (b) the Warrant Price.

         1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1; and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the holder or holders of record thereof.

         1.3 Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within ten business days thereafter, the Company at its expense

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(including the payment by it of any applicable issuance taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to
Section 3, to such Person as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

         (a) a certificate or certificates of the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, as the case may be, plus, in lieu of any fractional share to which such holder would otherwise be entitled upon such exercise, cash in an amount equal to the same fraction of the Market Price per share on the business day next preceding the date of such exercise, and

         (b) in case such exercise is only in part, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for issuance of the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such holder upon such exercise as provided in
                  Section 1.1.

         2. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all of such terms and in taking of all such reasonable action as may be necessary or appropriate in order to protect the rights of the holder of a Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action, would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise, and (d) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets.

         3.  Restrictions on Transfer.

         3.1 Restrictive Legends. Except as otherwise permitted by this
Section 3, this Warrant and each Warrant issued upon direct or indirect transfer or in substitution for this Warrant pursuant to Section 6 shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW; AND ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS WARRANT."

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Except as otherwise permitted by this Section 3, each certificate for Common
Stock issued upon the exercise of this Warrant, and each certificate issued upon the direct or indirect transfer of any such Common Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW."

         3.2  Notice of Proposed Transfer; Opinions of Counsel.

         (a) Subject to the provisions of clause (b) of this Section 3.2, prior to any transfer of any Restricted Securities (as defined in Rule 144 of the Securities Act) which are not registered under an effective registration statement under the Securities Act) other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under such Act), the holder thereof shall designate counsel for the holder in connection with such disposition and such holder will be entitled to transfer such Restricted Securities free of the restrictions imposed by this Section 3 upon the issuance to the Company of the opinion of such counsel, provided that such opinion is acceptable to the Company and its counsel and to the effect that the proposed distribution would not be in violation of the Securities Act or any applicable state securities or blue sky law. Each certificate and/or Warrant, if any, issued upon or in connection with any such transfer shall bear the applicable restrictive legend set forth in Section 3.1 of this Section 3, unless in the opinion of such counsel such legend is no longer required to ensure compliance with the Securities Act or applicable state securities or blue sky laws.

         (b) The Purchaser (or its nominee) or any institutional investor (or its nominee) which shall be the holder thereof shall be permitted to transfer any Restricted Securities to one or more institutional investor transferees, provided that (i) each such transferee represents in writing that it is acquiring such Restricted Securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee) and (ii) each such transferee agrees in writing to be bound by all the restrictions on transfer of such Restricted Securities contained in this Section 3.

         3.3 Termination of Restrictions. The restrictions imposed by this
Section 3 upon the transferability of Restricted Securities shall ceased and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act.

         4. Reservation of Stock, etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock from time to time issuable upon the exercise of all Warrants at the time outstanding. All such securities shall be duly authorized and, when issued upon such exercise or purchase, as the case may be, shall be validly

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issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

         5. Listing on Securities Exchange. At any time, if at all, after any of the Common Stock is registered under the Exchange Act, the Company will, at its expense, use reasonable efforts to obtain and maintain the approval for listing on a national securities exchange or NASDAQ upon official notice of issuance of all shares of Common Stock receivable upon the exercise of the Warrants at the time outstanding and to maintain the listing of such shares after their issuance on any national securities exchange or NASDAQ upon which other shares of Common Stock are traded or quoted.

         6. Ownership, Transfer and Substitution of Warrants.

         6.1 Ownership of Warrants. The Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 3, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

         6.2  Officer; Transfer and Exchange of Warrants.

         (a) The Company may designate from time to time by notice to the registered holder of this warrant an office or agency of the Company (which may be an agency maintained at a bank) in the Borough of Manhattan in the State of New York where such notices, presentations and demands in respect of this Warrant may be made in lieu of the Company's office in New York City.

         (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company or any other office or agency of the Company designated to Section 6.2(a), the Company will (subject to compliance with Section 3, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         6.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (which, in the case of the Purchaser or any institutional holder of a Warrant, may be a written statement as to such loss, theft, destruction or mutilation) and, (a) in the case of any such loss, theft or destruction of any Warrant held by (i) a Person other than the Purchaser or any institutional investor, upon delivery of indemnity satisfactory to the Company in form and amount and (ii) the Purchaser or any institutional investor, upon delivery of such holder's unsecured written agreement to indemnify the Company or (b) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal officer of the Company or any other office or agency of the Company designated pursuant to Section 6.2(a), the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.


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         7. Definitions. As used herein, unless the context otherwise requires the following terms have the following respective meanings:

         Commission: shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         Exchange Act: shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Market Price: shall mean, per share of Common Stock, on any date specified herein, (a) the last sale price on such date of such class of Common Stock or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such class of the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if such class of the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company, or (d) if neither clause (a), (b) nor (c) of this definition is applicable, a price per share thereof equal to the higher of (x) the book value thereof as of the last day of any month ending within sixty days preceding the date as of which the determination is to be made and (y) the fair value thereof as of the date which is within fifteen days of the date as of which the determination is to be made, in each case, as determined by the Board of Directors of the Company on the basis of a written opinion furnished to such Board (with a copy to each holder of a Warrant) of an investment banking firm selected by such Board and acceptable to the holder of the Warrant.

         NASD:  shall mean the National Association of Securities Dealers.

         NASDAQ: shall mean the National Association of Securities Dealers Automated Quotation System.

         Person: shall mean a corporation, an association, a partnership, an organization or business, an individual, a government or political subdivision thereof or a governmental agency.

         8. Remedies. The company stipulated that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         9. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         10. Notices. All notices and other communications provided for herein shall be delivered by first class mail, postage prepaid or by overnight courier, addressed (a) if to any holder of any Warrant, at the

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registered address of such holder as set forth in the register kept by the
Company, or (b) if to the Company, to the attention of its President at its office referred to in the opening paragraph hereof or at the address of such other office of the Company as the Company shall have furnished to each holder of this Warrant in writing; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1.

         11. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect. The headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

         12. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                                        WORLDWIDE WIRELESS, INC.



                                        By:
                                           -----------------------------------



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